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                                                                    Exhibit 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference into this Registration Statement on Form S-8 of TeleTech Holdings, Inc. (the "Company") of all our reports included in the Company's Registration Statements on Form S-1, Registration Nos. 333-13833 and 333-15297. We also consent to all references to our firm included in this Registration Statement on Form S-8.


                                        ARTHUR ANDERSEN LLP


Denver, Colorado
December 9, 1996